SECURITIES AND EXCHANGE COMMISSION
                        WASHINGTON, D.C. 20549

                             ____________

                               FORM 8-K

                            CURRENT REPORT

                   Pursuant to Section 13 or 15(d)
                of the Securities Exchange Act of 1934

   Date of Report (Date of earliest event reported) August 8, 1997



                          BROWN GROUP, INC.
       (Exact name of registrant as specified in its charter)



                               New York
    (State or other jurisdiction of incorporation or organization)


    1-2191                                  43-0197190
(Commission File Number)               (IRS Employer Identification Number)


8300 Maryland Avenue
St. Louis, Missouri                               63105
(Address of principal executive offices)          (Zip Code)



                           (314) 854-4000
         (Registrant's telephone number, including area code)



                           NOT APPLICABLE
       (Former name, former address and former fiscal year, if changed since last report)



                           Page 1 of 7 Pages

Item 5. Other Events

        Effective August 11, 1997, Brown Group, Inc. (the "Company") amended its Rights Agreement ("Rights Agreement") dated as of March 7, 1996, between the Company and Boatmen's Trust Company, as Rights Agent (the "Rights Agent"), to replace Boatmen's Trust Company as Rights Agent with First Chicago Trust Company of New York, P. O. Box 2500, Jersey City, NJ 07303-2500 as Rights Agent.

        The Amendment to Rights Agreement between the Company,
        Boatmen's Trust Company, and First Chicago Trust Company of New York is attached hereto as Exhibit 4(a) and is incorporated herein by reference.


Item 7. Financial Statements, Pro Forma Information and Exhibits

        Exhibit No.      Description of Exhibit

        4 (a) Amendment to Rights Agreement, dated as of July 8, 1997, effective August 11, 1997, between Brown Group, Inc. and First Chicago Trust Company of New York.

                                              SIGNATURE

          Pursuant to the requirements of the Securities
Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               BROWN GROUP, INC.
                                (Registrant)



                            By   /s/ H. E. Rich
                            Executive Vice President and
                            Chief Financial Officer


Date: August 8, 1997

                                                  EXHIBIT 4 (a)

                 AMENDMENT TO RIGHTS AGREEMENT


     This Amendment, dated as of July 8, 1997 (the "Amendment"), is entered into by and among Brown Group, Inc., a New York corporation (the "Company"), Boatmen's Trust Company, a Missouri corporation ("Boatmen's Trust"), and First Chicago Trust Company of New York, a New York corporation ("First Chicago") and amends the Rights Agreement dated as of March 7, 1996 (the "Rights Agreement") between the Company and Boatmen's Trust.
     WHEREAS, the Company and Boatmen's Trust are currently parties to the Rights Agreement, pursuant to which Boatmen's Trust serves as Rights Agent;
     WHEREAS, Boatmen's Trust intends to resign as Rights Agent and the Company intends to appoint First Chicago to succeed Boatmen's Trust as Rights Agent; and
     WHEREAS, First Chicago wishes to accept the appointment as successor Rights Agent and the parties hereto wish to make certain changes to the Rights Agreement to facilitate this succession.
     NOW, THEREFORE, in consideration of the premises and mutual agreements herein set forth, the Company, Boatmen's Trust and First Chicago hereby agree as follows:
     1. Change of Rights Agent. Pursuant to Section 21. Change of Rights Agent of the Rights Agreement, the Company does hereby accept the resignation of Boatmen's Trust as Rights Agent and Boatmen's Trust hereby acknowledges that it has notified Company of its resignation as Rights Agent under the Rights Agreement, such resignation to be effective as of 12:01 a.m., Eastern Daylight time, August 11, 1997.
     2. Appointment of First Chicago as Successor Rights Agent. The Company hereby appoints First Chicago as successor Rights Agent under the Rights Agreement, effective as of 12:01 a.m., Eastern Daylight time, August 11, 1997, and First Chicago hereby accepts such appointment, subject to all the terms and conditions of the Rights Agreement amended hereby.
     3. Amendment to Rights Agreement. The parties hereto agree that the Rights Agreement shall be amended as provided below, effective as of the date of this Amendment except as may otherwise be provided below:
          (a) From and after the time that the appointment of First Chicago as successor Rights Agent is effective all references to Boatmen's Trust as Rights Agent shall be deemed to refer to First Chicago as successor Rights Agent. From and after the effective date of this Amendment, all references to the Rights Agreement shall be deemed to refer to the Rights Agreement as amended by this Amendment.
          (b) Subparagraph (c) of Section 3. Issue of Rights Certificates of the Rights Agreement shall be amended as of the effective time of the appointment of First Chicago as successor Rights Agent by modifying the first sentence by deleting "the following legend" and replacing it with "a legend substantially to the following effect"; and by deleting "Boatmen's Trust

Company" and replacing it with "First Chicago Trust Company of
New York".
          (c)  Section 26. Notices of the Rights Agreement is
amended by deleting the name and address of Boatmen's Trust and substituting the following:
               First Chicago Trust Company of New York
               Attention:  Stock Transfer Department
               14 Wall Street
               New York, New York  10005

     4.   Miscellaneous
          (a) Except as otherwise expressly provided, or unless the context otherwise requires, all terms used herein have the meanings assigned to them in the Rights Agreement.
          (b) Each party hereto waives any requirement under the Rights Agreement that any additional notice be provided to it pertaining to the matters covered by this Amendment.
          (c) This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which counterparts shall together constitute but one and the same document.
     IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed and their respective corporate seals, if any, to be hereunto affixed and attested, all as of the day and year first written above.

ATTEST:                    BROWN GROUP, INC.

                           By: /s/ Harry E. Rich
                               Executive Vice President
                               and Chief Financial Officer


                           By: /s/ Robert D. Pickle
                               Vice President, General Counsel
                               and Corporate Secretary


ATTEST:                    FIRST CHICAGO TRUST COMPANY
                             OF NEW YORK

                           By:____________________________
                           Name:__________________________
                           Title:_________________________

                           BY:____________________________
                           Name:__________________________
                           Title:_________________________



ATTEST:                    BOATMEN'S TRUST COMPANY

                           By:____________________________
                           Name:__________________________
                           Title:_________________________

                           By:____________________________
                           Name:__________________________
                           Title:_________________________